ABERDEEN FUNDS

Aberdeen Optimal Allocations Fund: Moderate Growth

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and
Statement of Additional Information
dated February 27, 2012, as supplemented to date

In the Supplements to the Fund’s Statutory Prospectus and Statement of Additional Information dated July 26, 2012, the Fund’s new name was incorrectly referenced. As noted in other sections of the Supplements, effective on the Closing Date, all references to the name of the Fund will be changed to Aberdeen Dynamic Allocation Fund.

THIS SUPPLEMENT IS DATED AUGUST 28, 2012.

Please keep this Supplement for future reference.